UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2013

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-14795	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Boyle Building, 2nd Floor

31 Queen Street

Hamilton, Bermuda HM 11

(Address of principal executive offices, including zip code)

(441) 296-8560

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Press Release

On June 3, 2013, American Safety Insurance Holdings, Ltd., a Bermuda exempted company (“Company”), issued a press release announcing the execution of an Agreement and Plan of Merger by Fairfax Financial Holdings Limited, a Canadian Corporation (“Fairfax”), Fairfax Bermuda Holdings Ltd., a Bermuda exempted company and an indirect wholly owned Subsidiary of Fairfax (“Merger Sub”), and the Company, pursuant to which, subject to the satisfaction or waiver of specified conditions, Fairfax will acquire all of the outstanding Company common shares, par value $0.01 per share, at a purchase price of $29.25 per share in cash. A copy of the press release is filed as Exhibit 99.1 hereto, and the full text of such press release is incorporated herein by reference.

Additional Information for Stockholders

In connection with the proposed transaction, the Company intends to file a definitive proxy statement and other relevant materials with the SEC. Before making any voting decision with respect to the proposed transaction, shareholders of the Company are urged to read the proxy statement and other relevant materials because these materials will contain important information about the proposed transaction. The proxy statement and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained when available free of charge at the SEC’s website at www.sec.gov or for free from the Company’s website at www.amsafety.com. Such documents are not currently available.

Participants in the Solicitation

The Company and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of the Company common shares in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2012 annual meeting of shareholders, which was filed with the SEC on June 1, 2012. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction (once available).

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Description

99.1	Press Release, issued June 3, 2013, announcing execution of Agreement and Plan of Merger among Fairfax Financial Holdings Limited, Fairfax Bermuda Holdings Ltd. and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2013	AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

	By:	/s/ Stephen Crim
Stephen R. Crim
President/CEO

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